February 8, 2023 Investor Presentation Exhibit 99.1

Disclaimer FORWARD-LOOKING STATEMENTS This presentation relates to Sitio Royalties Corp. (the “Company” or “Sitio”) and contains statements that may constitute “forward-looking statements” for purposes of federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “seeks,” “possible,” “potential,” “predict,” “project,” “prospects,” “guidance,” “outlook,” “should,” “would,” “will,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about the Company’s expected results of operations, cash flows, financial position and future dividends; as well as future plans, expectations, and objectives for the Company’s operations, including statements about strategy, synergies, future operations, financial position, prospects, and plans. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties that could cause our actual results, performance, and financial condition to differ materially from our expectations and predictions. See the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Part II, Item 1A “Risk Factors” in previous Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each filed with the SEC for a discussion of risk factors that affect the Company’s business. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Sitio undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law. INDUSTRY AND MARKET DATA The information, data and statistics contained herein are derived from various internal (including data that Sitio has internally collected) and external third-party sources. While Sitio believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Sitio has not independently verified the accuracy or completeness of the information provided by third party sources. No representation is made by Sitio’s management as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any information, data or statistics on past performance or modeling contained herein is not an indication as to the future performance. Sitio assumes no obligation to update the information in this presentation. BASIS OF PRESENTATION Unless otherwise noted, all net royalty acre “NRA” counts are as 12/26/22 and gross and net well counts are as of 9/30/22. All NRA metrics shown on an 1/8ths royalty equivalent basis. On December 29, 2022, the Company completed the merger with Brigham Minerals, Inc. (“MNRL,” “Brigham” or the “Brigham Merger). Certain metrics in this presentation give effect to the Brigham Merger as further described herein. NON-GAAP MEASURES This presentation includes financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). While Sitio believes such non-GAAP measures are useful for investors, they are not measures of financial performance under GAAP and should not be considered in isolation or as an alternative to any measure of such performance derived in accordance with GAAP. These non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries.

Mineral and royalty interest ownership provides unique, cost advantaged oil and gas exposure and the highest free cash flow margins in the oil & gas value chain Well-positioned as a natural aggregator in a highly fragmented space, with a proven strategy for meaningful, returns-focused consolidation Disciplined capital allocation focused on value creation and returns with target long-term leverage <1.0x and prudent hedging strategy for cash acquisitions Best-in-class governance model led by experienced Board and management Premier asset base focused at the front end of operators’ cost curves, supported by a core Permian Basin footprint and exposure to major U.S. oil & gas plays Sitio investment thesis

Pro forma 3Q22 Production and NRAs (net royalty acres) Sitio acquires and manages oil and gas mineral and royalty interests in U.S. shale plays with a focus on the Permian Basin A leading oil-weighted mineral and royalty company focused on consolidation of the highly fragmented minerals sector Key statistics Sitio asset footprint by county (1) (2) Eagle Ford Appalachia DJ Williston Anadarko Permian 33,571 boe / d 260,255 NRAs Note: Pro forma production includes production from the Momentum Acquisition prior to the close date and Brigham’s reported 3Q production Enterprise value based on 2/6/23 closing STR stock price and pro forma 9/30/22 cash and debt balances in Schedule 14A filed with SEC on 11/23/22 For the three months ended 9/30/22, calculated as STR plus MNRL reported adjusted EBITDAs with both reported STR and MNRL cash G&A added back, less the midpoint of cash G&A guidance of the combined company. Adjusted EBITDA is a non-GAAP measure

Mineral and Royalty Highlights

Mineral and royalty businesses are a structurally advantaged asset class Mineral interests are perpetual real property interests and when leased for royalties, have no development capital expenses No physical operations or associated regulatory risks No environmental liabilities; zero scope 1 emissions and scope 2 emissions are only from power consumption at Sitio office locations SIMPLICITY No field staff or lease operating expenses and 100% of capital expenditures are discretionary and tied to corporate investments and acquisitions Data management systems improve royalty management capabilities EFFICIENCY Highly fragmented mineral and royalty ownership with limited number of buyers capable of large-scale acquisitions G&A expenses do not increase linearly with company scale SCALABILITY Highest margin component of the energy value chain, with limited direct exposure to cost inflation, enables sector leading EBITDA to free cash flow conversion ratios Ability to return a majority of discretionary cash flow to shareholders while maintaining a conservative balance sheet PROFITABILITY

S&P 500 market value by sector Energy is underweight in the S&P 500 Source:All statistics shown from FactSet as of 2/6/23 (1) Percent difference calculated as the sector’s percent of market capitalization of S&P 500 less the sector’s percent of 2023 net income as estimated by FactSet S&P 500 2023E net income by sector Sector over / (under) weighting within the S&P 500 Energy: 8.4% Energy: 4.6% S&P 500 Sector % Diff. Technology 5.8% Consumer Discretionary 2.8% Real Estate 1.3% Consumer Staples 0.6% Industrials 0.2% Utilities (0.1%) Materials (0.3%) Health Care (0.7%) Communications (1.0%) Energy (3.8%) Financials (4.8%) Energy accounts for 8.4% of S&P 500 2023E net income yet only represents 4.6% of S&P 500 market value Energy is the second most underweighted in the S&P 500 compared to its contribution to S&P 500 earnings

Commodities act as a real hedge against inflation Change in WTI price vs. change in inflation rate Note: WTI pricing from FactSet. Change in inflation rate calculated using CPI from the Bureau of Labor Statistics as of 1/25/23 (WTI % change) (Inflation % change) Correlation coefficient: 0.78 Oil prices have a strong positive correlation with inflation Minerals companies provide exposure to commodity pricing, benefit from operator drilling activity, and do not have direct exposure to capital or operating expense inflation

Sitio offers investors commodity exposure without the inflationary pressures facing E&P companies Adjusted EBITDA less drilling and completion capital expenditures per boe Source:Company filings for companies that report Adjusted EBITDA and FactSet as of 2/6/23 for companies that do not report Adjusted EBITDA Note:E&P index includes APA, CHRD, CIVI, CPE, CTRA, DVN, ESTE, FANG, HPK, MGY, MRO, MTDR, OVV, PDCE, PR, PXD, ROCC, and VTLE. Sitio’s Adjusted EBITDA as reported ($/boe) E&P Index Sitio’s cash margins are advantaged compared to E&P companies due to lack of lease operating expense and capital expenditures for drilling and completions

Sitio has a highly scalable business model E&P Index Minerals Index Sitio(1) Other Note: Employee count as of the latest 10-K filing for each company. Adjusted EBITDA as of the quarter ended 9/30/22 for each company. Adjusted EBITDA sourced from public company filings for companies that reported Adjusted EBITDA and FactSet as of 2/6/23 for companies that do not report Adjusted EBITDA. Mineral index includes BSM, KRP, and TPL. VNOM excluded due to shared personnel between VNOM and FANG. E&P index includes CHRD, CIVI, CRGY, MGY, PDCE, PR, RRC, SM, and SWN (1) Sitio’s pro forma Adjusted EBITDA is calculated as STR plus MNRL 3Q22 reported Adjusted EBITDAs with both reported STR and MNRL cash G&A added back, less the midpoint of cash G&A guidance of the combined company. Adjusted EBITDA is a non-GAAP measure 3Q22 Adjusted EBITDA per employee ($mm) 3Q22 Adjusted EBITDA per employee Sitio has an efficient business model, with more than double the pro forma Adjusted EBITDA / employee of other mineral and royalty companies, and multiples of large tech and manufacturing companies

Sitio outperformed the S&P 500 in 2022 2022 returns by S&P 500 sector vs. Sitio(1) Source:All statistics shown from FactSet as of 1/25/23. Sector groupings comprised of all S&P 500 companies within each respective sector. (1)Returns calculated as the sum of the change in stock price plus dividends paid from January 1, 2022 to December 31, 2022, divided by 1/1/22 stock price. Dividends are reinvested throughout the time period shown Sitio and the Energy sector outperformed all other S&P 500 sectors during 2022

Sitio's pro forma dividend in 3Q22 exceeded that of all other minerals companies and almost all SMID-cap E&P companies

Sitio's size, advantaged cost structure and shareholder-aligned return of capital policy allow it to pay a substantial gross dividend

3Q22 gross dividends vs. enterprise value



$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
-
3Q22 Gross Dividends ($mm)
SITIO ROYALTIES
BSM
VNOM
KRP
TPL
PHX
-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
Enterprise Value ($ mm)
E&P
Minerals
STR

Source: Gross dividends paid for 3Q 2022 and enterprise value as of 2/6/23 per FactSet.
Note: E&P names include CHRD, CIVI, CPE, ESTE, HPK, MGY, MTDR, OVV, PDCE, PR, ROCC, SM, and VTLE. STR gross dividends represent pro forma combined STR and MNRL 3Q22 gross dividends

12

Sitio has traded at an elevated yield compared to peers Source:FactSet (1) 3Q22 dividend yield calculated as 3Q22 declared dividends per share divided by the closing share price on 2/6/23. Minerals companies include BSM, KRP, PHX, STR, TPL, and VNOM. E&P companies include APA, CHRD, CIVI, COP, CTRA, EOG, FANG, HES, HPK, MGY, MRO, MTDR, OVV, OXY, PDCE, PR, PXD, ROCC, and SM Sitio provides investors with a compelling relative value proposition within the Energy complex 3Q22 dividend yield(1) Minerals Index E&P Index

Sitio Overview

Sitio has closed 6 large acquisitions since 6/30/21 for a total of more than 195,000 NRAs 6/30/21 Closed: 12/29/22 NRAs: 86,075 Consideration: Equity Regions: Diversified Closed: 6/27/22 NRAs: 19,700 Consideration: Cash Region: Permian Closed: 7/26/22 NRAs: 12,200 Consideration: Cash Region: Permian Closed: 6/7/22 NRAs: 33,700 Consideration: Equity Regions: Eagle Ford, Appalachia Closed: 8/31/21 NRAs: 25,250 Consideration: Equity Region: Permian Closed: 6/30/21 NRAs: 18,700 Consideration: Equity Region: Permian 12/29/22 Strategy focused on large-scale consolidation to drive profitability and leverage proprietary data management systems across a larger asset base

Sitio has meaningfully increased its acreage footprint since 2Q21 with significant core Permian acquisitions

6/1/21 Permian Basin map

- ~50,000 NRAs as of 6/1/21
- Exclusively owned in the Delaware Basin
- Largest acquisition to date was ~7,300 NRAs



Eddy
Lea
Gaines
Dawson
Borden
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Culberson
Reeves
Ward
Crane
Upton
Reagan
Pecos
Jeff Davis
Crockett

Sitio Royalties (6/1/21)

12/31/21 Permian Basin map

- ~106,000 NRAs as of 12/31/21
- Expanded into Midland Basin and more than doubled Permian footprint in the last 7 months
- Largest acquisition to date was ~25,500 NRAs



Eddy
Lea
Gaines
Dawson
Borden
Andrews
Martin
Howard
Glasscock
Loving
Winkler
Ector
Midland
Culberson
Reeves
Ward
Crane
Upton
Reagan
Pecos
Jeff Davis
Crockett

Sitio Royalties (6/1/21)
Acquisitions closed 6/1/21 - 12/31/21

10/31/22 Permian Basin map

- ~139,600 current Permian NRAs
- Acquired Foundation Minerals and Permian assets of Momentum Minerals to increase Permian NRAs by ~32,100



Eddy
Lea
Gaines
Dawson
Borden
Andrews
Martin
Howard
Glasscock
Loving
Winkler
Ector
Midland
Culberson
Reeves
Ward
Crane
Upton
Reagan
Pecos
Jeff Davis
Crockett

Sitio Royalties (1/1/22)
Acquisitions closed 1/1/22 - 10/30/22

12/26/22 Permian Basin map

- Brigham acquisition increased Permian footprint by over 43,000 NRAs
- Permian NRA total is ~183,360



Eddy
Lea
Gaines
Dawson
Borden
Andrews
Martin
Howard
Glasscock
Loving
Winkler
Ector
Midland
Culberson
Reeves
Ward
Crane
Upton
Reagan
Pecos
Jeff Davis
Crockett

Sitio Royalties
Brigham Minerals

16

(1)Peers comprised of BSM, KRP, TPL, and VNOM. BSM NRAs only include NRAs in Black Stone Resource Plays as defined in BSM’s publicly filed documents Sitio has a proven track record of consolidation over an extended time period Over 195,000 NRAs evaluated for acquisition, but bid/ask spread was too wide 260,255 (Cumulative NRAs) (NRAs acquired by quarter) (% NRA increase) Peer 1 Peer 4 Peer 3 Peer 2 Sitio NRAs since inception: 185+ acquisitions to date Change in NRAs by public mineral peers since year end 2018(1) Cumulative NRAs NRAs acquired by quarter

Sitio's disciplined underwriting approach results in strong returns

Key underwriting criteria

- Target greater than mid-teens unlevered returns
- Prioritize Permian-focused assets to leverage extensive in-basin experience
- Thoroughly diligence land, geology, and engineering data
- Understand depth of line-of-sight inventory
- Avoid single-operator and/or high-NRI concentration risk
- Strong preference for relationship-driven, privately negotiated acquisitions vs. broad auction processes

Sitio's recent large acquisitions are all outperforming underwriting assumptions(1)



Cumulative first 9-month production (boe/d)
(boe/d)
2,500
2,000
1,500
1,000
500
-
~20% average outperformance
Acquisition 1
Acquisition 2
Acquisition 3
Underwriting
Actuals(2)

(1) Does not include MNRL, FLMN, Foundation, or Momentum transactions
(2) Actuals based on internal company information and IHS reported actuals as of 9/30/22

18

Consolidation of the minerals sector is still in a very early stage

SITIO ROYALTIES

Aggregate public market capitalization[1]



($ in Bn)
Less than 10 public oil and gas royalty companies vs. 45+ public E&P operators
$598
$29
Mineral and Royalty
E&P

Estimated U.S. royalty revenue[2]



Only a fraction of U.S. oil and gas royalty payments go to current public royalty companies
~3%
~$66 Bn
in 2021
~97%
Public mineral company revenue
Royalties paid to private mineral owners

Source: Company filings, FactSet, and the EIA as of 2/6/23

(1) Minerals include BSM, DMLP, KRP, PHX, STR, TPL, and VNOM. E&P includes AMPY, APA, AR, BATL, BRY, CHK, CHRD, CIVI, CNX, COP, CPE, CRC, CRGY, CRK, CTRA, DEN, DVN, EOG, EPM, EQT, ERF, ESTE, FANG, GPOR, HES, HPK, KOS, LPI, MGY, MRO, MTDR, MUR, OVV, OXY, PDCE, PR, PXD, REI, REPX, RRC, SBOW, SD, SM, SWN, TALO, and WTI

(2) Total U.S. oil and gas revenues are calculated taking EIA monthly oil and gas production data, multiplying by average monthly WTI and HHUB spot prices according to the EIA. Royalty payments calculated assuming an average lease royalty of 18.75% and that 20% of oil and gas production occurs on federal acreage where all royalties go to the government

19

Permian minerals market, Sitio's primary target area, remains highly fragmented

SITIO ROYALTIES

Permian Basin NRAs



Delaware
~7.5mm total
~5.1mm acquirable
32%
68%
Midland
~5.6mm total
~5.1mm acquirable
9%
91%
Non-acquirable acreage
Acquirable acreage

- Non-acquirable acreage is comprised of federal and state-owned minerals and royalties where the government does not sell minerals or NPRIs and minerals owned by CVX, TPL, and VNOM
- Acquirable acreage is defined as any acreage in which combined company can purchase mineral rights or NPRIs that is not owned by CVX, TPL, or VNOM

Permian Basin addressable market



~20,000 and ~45,000 unique mineral owners across the Delaware and Midland, respectively
Eddy
Lea
Andrews
Martin
Howard
Glasscock
Culberson
Loving
Winkler
Ector
Midland
Ward
Reeves
Crane
Upton
Reagan
Pecos
avis
Brewster
NM
OK
TX
Sitio
Acquirable NRAs
Non-acquirable NRAs
Delaware and Midland Basins

Source: Latest publicly reported data as of 1/4/22. Unique mineral owners based on public tax roll data

Note: CVX mineral ownership based on calculating the surface acreage of CVX minerals ownership in Culberson, Loving, and Reeves counties and applying a 12.5% royalty interest. Assumes maximum royalty interest of 25% on all gross acres, adjusted to 1/8th royalty equivalent basis. Includes all STR and MNRL acquisitions closed to date in 2022 as well as the announced MNRL acquisition of Avant

20

Significant Cash G&A ($/boe) reduction while well count grows ~10.8x Sitio is able to drive down cash G&A / boe with each large acquisition 24 Employees 32 2,438 Gross Wells 13,046 (NRAs) (Cash G&A $/boe) Does not give effect to Momentum acquisition which closed in 3Q22 STR 2Q pro forma for FLMN, Foundation, and Momentum acquisitions (3) Production, NRAs, and well counts include all acquisitions and divestitures in 2022 and MNRL’s announced Avant acquisition. G&A uses midpoint of guidance and current employee count as of 2/6/23 34 14,229 50 26,328 (3) (1) (2) (3)

Spud and permit activity on Sitio’s existing asset base provides visibility into near-term production Net PDP wells drilled prior to 1/1/19 Net PDP wells drilled since 1/1/19 Sitio total line-of-sight development 49.8 line-of-sight wells on Sitio acreage Note: Well counts as of 9/30/22 and includes wells on all acquisitions closed to date. All wells normalized to 5,000’. Includes Brigham wells

Sitio has exposure to a broad and diverse group of active, high-quality public and private E&P companies Other 31.4 Net Spuds Other 18.4 Net Permits Note: Well counts as of 9/30/22 and includes wells on all acquisitions closed to date. All wells normalized to 5,000’. Includes Brigham wells

E&P companies have significant remaining drilling inventory on Sitio’s acreage Net 5k’ normalized remaining inventory – 387.9 total Gross 5k’ normalized remaining inventory – 46,931 total Non-Permian Midland Basin Delaware Basin Note: Remaining inventory as of 10/21/22, including Brigham assets Non-Permian Midland Basin Delaware Basin

Sitio has exposure to approximately 33% of the acreage in the Midland and Delaware Basins Note: The map is normalized remaining locations on a 1-mile wide DSU basis as of 10/21/22. Includes Brigham assets Sitio’s remaining Permian Basin inventory by drilling spacing unit (DSU) Estimated remaining future wells per DSU <=5 5-10 15-20 10-15 20+

Focused on maximizing value and maintaining balance sheet strength Sitio’s financial philosophy Generate robust free cash flow Retain up to 35% of Discretionary Cash Flow(1) to protect balance sheet and maintain liquidity Target leverage <1x; expect to hedge cash acquisitions made in a commodity price environment above mid-cycle pricing Maintain underwriting discipline for accretive acquisitions funded with a prudent mix of equity, retained cash flow, and debt Maintain conservative and financially flexible capital structure Discretionary Cash Flow defined as Adjusted EBITDA less cash interest and cash taxes ü ü ü ü ü Financial philosophy

Sitio’s risk management strategy is designed to protect returns on cash acquisitions made in commodity price environments above mid-cycle pricing Hedging methodology Hedging summary as of 9/30/22 Utilization of hedging as a risk management strategy to support returns on cash acquisitions that have been underwritten when pricing exceeds mid-cycle pricing Another element of our capital allocation framework designed to balance the return of capital to shareholders while preserving the ability to drive down leverage over time Entered into oil and gas hedging contracts for four recent cash acquisitions, including the Foundation Acquisition and Momentum Acquisition No hedges added for all-stock Brigham Merger In November 2022, entered into $225mm 3m Term SOFR swap at 4.625% which is effective from 11/15/22 to 12/29/23

Sitio maintains a balanced capital allocation framework Management team is incentivized to maximize dividends and stock price appreciation Direct alignment of interests with public shareholders without limiting financial flexibility First priority for retained cash is to protect the balance sheet Retained cash also allows Sitio to opportunistically make cash acquisitions Sitio Capital Allocation 35% 65% Sitio expects to retain up to Sitio expects to pay a dividend of at least of its Discretionary Cash Flow(1) to shareholders of its Discretionary Cash Flow(1) 35% 65% Discretionary Cash Flow defined as adjusted EBITDA less cash interest and cash taxes

Sitio’s governance model provides strong alignment with shareholders Management Incentive compensation is 100% equity based, with emphasis on total shareholder return instead of relative returns or growth with no relationship to shareholder returns Experienced, dedicated management team is 100% focused on STR’s business Board and management compensation is structured to drive total long-term shareholder returns Capital allocation policy prioritizes return of capital to shareholders while preserving balance sheet strength using retained cash Shareholders Board of Directors Best in Class Governance Model Incentivizes Board and Management to Optimize Shareholder Returns 8 of 9 members of the current Board of directors are independent Director compensation is substantially all equity

Leading example of environmental and social responsibility Environmental Social Employee base and Board reflective of a culture that values diversity ~50% of Sitio’s current employees are women 5 out of 9 current board members are diverse Management team and employees have experience across the oil and gas value chain to provide unique perspectives on minerals Zero environmental liabilities No scope 1 emissions; scope 2 emissions are only from power consumption at Sitio office locations Sitio’s lease form provides an economic disincentive for flaring gas Target leasing minerals to operators with strong environmental track records

Mineral and royalty interest ownership provides unique, cost advantaged oil and gas exposure and the highest free cash flow margins in the oil & gas value chain Well-positioned as a natural aggregator in a highly fragmented space, with a proven strategy for meaningful, returns-focused consolidation Disciplined capital allocation focused on value creation and returns with target long-term leverage <1.0x and prudent hedging strategy for cash acquisitions Best-in-class governance model led by experienced Board and management Premier asset base focused at the front end of operators’ cost curves, supported by a core Permian Basin footprint and exposure to major U.S. oil & gas plays Sitio investment thesis

Appendix

STR Executive Management Team Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Brett Riesenfeld EVP, General Counsel & Secretary Britton James EVP of Land Jarret Marcoux EVP of Engineering & Acquisitions Carrie Osicka CFO Chris Conoscenti CEO With Sitio/predecessor since 2019 18 years of investment banking experience, including Managing Director of Oil & Gas at both JP Morgan and Credit Suisse where he led numerous strategic advisory and financing transactions for E&P and minerals companies B.A. from the University of Notre Dame and JD/MBA from Tulane University With Sitio/predecessor since 2019 10 years at Resolute Energy Corporation, most recently as Senior Director of Finance B.S. in Accounting from Metropolitan State University and MBA from the Kellogg School of Management at Northwestern University With Sitio/predecessor since 2019 9 years of experience with Vinson & Elkins LLP where he focused on capital markets and M&A in the upstream space B.A. from University of Texas and J.D. from University of Texas School of Law With Sitio/predecessor since 2015 2 years at Baker Hughes 8 years of engineering experience working for IBM, Samsung, and AMD Master of Engineering from Texas A&M University in Petroleum Engineering and B.S. in Chemical Engineering and double major in Economics from the University of Massachusetts Amherst With Sitio/predecessor since 2018 15 years of industry experience Previously with Arris Petroleum and Whiting Petroleum Corporation Served as a Non-Commissioned Officer in the Colorado Army National Guard for 6 years B.S. in Business from the University of Montana Dax McDavid EVP of Corporate Development With Brigham Minerals for 10 years before joining Sitio at the close of the merger 10 years of experience as a Petroleum Geologist with Stalker Energy focused on onshore exploration and development B.A. in Geology and M.A. in Petroleum Geology from University of Texas

Sitio’s Board of Directors Morris Clark Chair of Audit Committee Alice Gould Chair of Compensation Committee Noam Lockshin Chairman Chris Conoscenti Director & CEO Claire Harvey Director Jon-Al Duplantier Director John R. “J.R.” Sult Chair of Nom/Gov Committee Gayle Burleson Director Richard K. Stoneburner Director

Selected mineral and royalty company benchmarking 3Q22 Production (boe/d) 3Q22 Cash G&A ($/boe) 3Q22 Adjusted EBITDA ($mm) (2) Note: NRA s and all other data based on most recent publicly available company filings and materials. STR production is 3Q22 reported production plus MNRL 3Q22 reported production. NRAs included Brigham’s Avant acquisition and are normalized to 1/8th (1)3Q22 cash G&A / boe calculated as midpoint of combined company G&A guidance divided by pro forma combined 3Q22 production, which does not include Brigham’s Avant acquisition and assumes a full quarter of Momentum production For the three months ended 9/30/22, calculated as STR plus MNRL reported adjusted EBITDAs with both reported STR and MNRL cash G&A added back, less the midpoint of cash G&A guidance of the combined company. Adjusted EBITDA is a non-GAAP measure NRAs (1)

Delaware Basin overview Asset summary(1) Top operators(2) (1)Metrics pro forma for all acquisitions announced to date. Normalized net spuds and permits as of 9/30/22 (2)Top operators based on publicly reported production data for the quarter ending 9/30/22 Acreage footprint by drilling spacing unit

Midland Basin overview Acreage footprint by drilling spacing unit Asset summary(1) Top operators(2) (1)Metrics pro forma for all acquisitions announced to date. Normalized net spuds and permits as of 9/30/22 (2)Top operators based on publicly reported production data for the quarter ending 9/30/22

DJ Basin overview Acreage footprint by drilling spacing unit Top operators(2) Asset summary(1) (1)Metrics pro forma for all acquisitions announced to date. Normalized net spuds and permits as of 9/30/22 (2)Top operators based on publicly reported production data for the quarter ending 9/30/22

Eagle Ford Shale overview Acreage footprint by drilling spacing unit Top operators(2) Asset summary(1) (1)Metrics pro forma for all acquisitions announced to date. Normalized net spuds and permits as of 9/30/22 (2)Top operators based on publicly reported production data for the quarter ending 9/30/22

Appalachia Basin overview Acreage footprint by drilling spacing unit Top operators(2) Asset summary(1) (1)Metrics pro forma for all acquisitions announced to date. Normalized net spuds and permits as of 9/30/22 (2)Top operators based on publicly reported production data for the quarter ending 9/30/22

Anadarko Basin overview Acreage footprint by drilling spacing unit Top operators(2) Asset summary(1) (1)Metrics pro forma for all acquisitions announced to date. Normalized net spuds and permits as of 9/30/22 (2)Top operators based on publicly reported production data for the quarter ending 9/30/22

Williston Basin overview Acreage footprint by drilling spacing unit Top operators(2) Asset summary(1) (1)Metrics pro forma for all acquisitions announced to date. Normalized net spuds and permits as of 9/30/22 (2)Top operators based on publicly reported production data for the quarter ending 9/30/22

Non-GAAP definitions and reconciliations Adjusted EBITDA and Pro forma Adjusted EBITDA ($ 000) Discretionary Cash Flow ($ 000) Sitio defines Adjusted EBITDA as net income (loss) plus (a) interest expense, (b) provisions for taxes, (c) depreciation, depletion and amortization, (d) non-cash share-based compensation expense, (e) impairment of oil and natural gas properties, (f) gains or losses on unsettled derivative instruments, (g) change in fair value of the warrant liability, (h) write off of deferred offering costs, (i) management fee to affiliates, (j) loss on debt extinguishment (k) one-time transaction costs and (l) write off of financing costs Brigham Minerals defines as Adjusted Net Income before depreciation, depletion and amortization, share-based compensation expense, interest expense, and income tax expense, less other income Brigham Minerals Adjusted EBITDA represents reported 3Q 2022 Adjusted EBITDA of $82.127 million plus 3Q 2022 Sitio Cash G&A of $4.633 million plus 3Q 2022 Brigham Minerals cash general and administrative expenses (before share-based compensation) of $10.914 million less $5.625 million, the midpoint of Sitio’s cash G&A guidance issued on November 8, 2022 for the combined Sitio and Brigham entity for the twelve months ending June 30, 2023 Sitio defines Discretionary Cash Flow as Adjusted EBITDA less cash interest expense and cash taxes (

Non-GAAP definitions and reconciliations (cont’d) Cash G&A ($ 000) Sitio defines Cash G&A as general and administrative expense less (a) non-cash share-based compensation expense (b) one-time transaction costs and (c) write off of financing costs

Contact Information Ross Wong VP of Finance and Investor Relations Phone: (720) 640-7647 Email: IR@sitio.com Corporate Headquarters: 1401 Lawrence Street, Suite 1750 Denver, CO 80202 Houston Office: 609 Main Street, Suite 3950 Houston, TX 77002 Austin Office: 5914 W. Courtyard Drive, Suite 150 Austin, TX 78730